PENNSYLVANIA AVENUE
EVENT-DRIVEN FUND

Investor Class Shares (Symbol: PAEDX)

Adviser Class Shares

Supplement to Prospectus and
Statement of Additional Information
Dated July 25, 2007

The Pennsylvania Avenue Funds have appointed a new Transfer Agent and Fund Accounting firm, Mutual Shareholder Services, LLC, effective July 25, 2007. The change will not affect the status of your account or your investment in the Pennsylvania Avenue Funds (the “Fund”).

THERE IS NO ACTION REQUIRED ON YOUR PART.

All account applications, investment remittances, redemption requests and written correspondence relating to your investment in the Fund should be directed to the following address effective July 25, 2007:

The Pennsylvania Avenue Funds
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

The board of the Fund took this decision in light of the recent increase in shareholder activity, the related increase in assets of the Fund, the ability of the Fund to bear the cost of an outside Transfer Agent and Fund Accounting firm, and the willingness of the Fund's adviser to continue to waive some of its fees to maintain the current expense ratio. Mutual Shareholder Services, LLC was selected due to the experience of its staff and its principals, who have served funds for 24 years and currently administer approximately 70 other funds, its overall value proposition, as well as the specialization of that firm in serving the special needs of smaller funds.

You can find more information about Mutual Shareholder Services, LLC on their website mutualss.com

In connection with the retention of Mutual Shareholder Services, LLC, the Prospectus of the Fund, dated May 1st, 2007, is amended as follows:

Page 19, Section Investment Adviser: The third sentence in the second paragraph of this section is deleted. Item 5 in this section, on page 20, is also deleted.

Page 24: The new address in the second paragraph is the address above.

Page 31: In the second bullet, the text “that acts as the Fund's transfer agent and” is deleted.

The Statement of Additional Information of the Fund, dated May 1st, 2007, is amended as follows:

Page 31: The last sentence, beginning on page 31 and continuing on page 32, is deleted.

Page 32: The section titled “Administrative Services” is deleted. The section titled “Transfer Agent” is deleted and replaced by the following text:

“Fund Services

Mutual Shareholder Services, LLC. ("MSS"), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, acts as the Fund's transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain regular reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Fund based on its average value. These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250. While the Fund's assets are below $10 million, MSS may waive some of its fees.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE